Exhibit 99.1

NEWS RELEASE
For Immediate Release	Investors:	Media:
December 20, 2019	Bill Marshall	Trisha Meade
	Vice President, Investor Relations	Director, Communications & Engagement
	(804) 287-8108	(804) 285-5390
	bill.marshall@pfgc.com	mediarelations@pfgc.com

Performance Food Group Company Receives FTC Approval
for Acquisition of Reinhart Foodservice

RICHMOND, Va. – Performance Food Group Company (PFG) (NYSE: PFGC) announced today that it has received approval from the Federal Trade Commission (FTC) to acquire Reinhart Foodservice, L.L.C. (Reinhart). PFG now expects to close the transaction on or about December 30, 2019, subject to the satisfaction or waiver of the remaining closing conditions.

“We are pleased to receive FTC approval to move forward with our acquisition of Reinhart Foodservice,” said George Holm, PFG Chairman, President & CEO. “This transaction builds upon our strong distribution platform and will provide us with greater overall scale and a diverse customer base, including independent customers. We expect this transaction to enhance our ability to help our customers thrive and believe the attractive financial characteristics will create long-term shareholder value."

About Performance Food Group Company
Built on the many proud histories of our family of companies, Performance Food Group is a customer-centric foodservice distribution leader headquartered in Richmond, Virginia. Grounded by roots that date back to a grocery peddler in 1885, PFG today has a nationwide network of over 80 distribution centers, 18,000-plus talented associates and more than 5,000 valued suppliers across the country. With the goal of helping our customers thrive, we market and deliver quality food and related products to over 170,000 locations including independent and chain restaurants, schools, business and industry locations, healthcare facilities, vending distributors, office coffee service distributors, big box retailers, theaters and convenience stores. Building strong relationships is core to PFG’s success – from connecting associates with great career opportunities to connecting valued suppliers and quality products with PFG’s broad and diverse customer base. To learn more about PFG, visit pfgc.com.

About Reinhart Foodservice, L.L.C.
Founded in 1972, Reinhart Foodservice is a part of the Reyes Family of Businesses and is one of the five largest foodservice distributors in the United States. From 26 distribution centers, Reinhart provides fresh produce, proteins, ingredients, supplies and equipment to customers across the country, including independent and chain restaurants, delis, sporting venues, schools, healthcare facilities, and the military. Reinhart is dedicated to driving the success of the customers and communities it serves and is committed to the highest levels of safety and service. To learn more about Reinhart, visit www.RFSdelivers.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, including statements relating to the intended use of proceeds from the offering. These statements include, but are not limited to, all statements that do not relate solely to historical or current facts. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words.

Such forward-looking statements are subject to various risks and uncertainties, including but not limited to the factors discussed under the section entitled “Risk Factors” in PFG’s Annual Report on Form 10-K for the fiscal year ended June 29, 2019 filed with the Securities and Exchange Commission (the “SEC”) on August 16, 2019, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, which could cause actual future results to differ materially from those expressed in any forward-looking statements. Such factors include:

•	competition in our industry is intense, and we may not be able to compete successfully;
•	we operate in a low margin industry, which could increase the volatility of our results of operations;
•	we may not realize anticipated benefits from our operating cost reduction and productivity improvement efforts;
•	our profitability is directly affected by cost inflation or deflation and other factors;
•	we do not have long-term contracts with certain of our customers;
•	group purchasing organizations may become more active in our industry and increase their efforts to add our customers as members of these organizations;
•	changes in eating habits of consumers;
•	extreme weather conditions;
•	our reliance on third-party suppliers;
•	labor relations and costs risks and availability of qualified labor;
•	volatility of fuel and other transportation costs;
•	inability to adjust cost structure where one or more of our competitors successfully implement lower costs;
•	we may be unable to increase our sales in the highest margin portions of our business;
•	changes in pricing practices of our suppliers;
•	our growth strategy may not achieve the anticipated results;
•	risks relating to acquisitions, including the risks that we are not able to realize benefits of acquisitions or successfully integrate the businesses we acquire;
•	environmental, health, and safety costs;
•	the risk that we fail to comply with requirements imposed by applicable law or government regulations;
•	our reliance on technology and risks associated with disruption or delay in implementation of new technology;
•	costs and risks associated with a potential cybersecurity incident or other technology disruption;
•	product liability claims relating to the products we distribute and other litigation;
•	adverse judgments or settlements;
•	negative media exposure and other events that damage our reputation;
•	anticipated multiemployer pension related liabilities and contributions to our multiemployer pension plan;
•	decrease in earnings from amortization charges associated with acquisitions;
•	impact of uncollectibility of accounts receivable;
•	difficult economic conditions affecting consumer confidence;
•	departure of key members of senior management;
•	risks relating to federal, state, and local tax rules;
•	the cost and adequacy of insurance coverage;

•	risks relating to our outstanding indebtedness;
•	our ability to maintain an effective system of disclosure controls and internal control over financial reporting; and
•	the following risks related to the proposed acquisition of Reinhart (“Reinhart Transaction”):
o
the possibility that certain conditions to the consummation of the Reinhart Transaction will not be satisfied or completed on a timely basis and accordingly the Reinhart Transaction may not be consummated on a timely basis or at all;

o	uncertainty as to the expected financial performance of the combined company following completion of the Reinhart Transaction;
o	the possibility that the expected synergies and value creation from the Reinhart Transaction will not be realized or will not be realized within the expected time period;
o
the exertion of the Company management’s time and the Company’s resources, and other expenses incurred and business changes required, in connection with complying with the undertakings in connection with third-party consents or approvals for the Reinhart Transaction;

o
the risk that unexpected costs will be incurred in connection with the completion and/or integration of the Reinhart Transaction or that the integration of Reinhart will be more difficult or time consuming than expected;

o	a downgrade of the credit rating of the Company’s indebtedness, which could give rise to an obligation to redeem existing indebtedness;
o	unexpected costs, charges or expenses resulting from the Reinhart Transaction;
o	the inability to retain key personnel;
o
disruption from the announcement, pendency and/or completion of the Reinhart Transaction, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; and

o	the risk that, following the Reinhart Transaction, the combined company may not be able to effectively manage its expanded operations.

Any forward-looking statement, including any contained herein, speaks only as of the time of this press release and we do not undertake to update or revise them as more information becomes available or to disclose any facts, events, or circumstances after the date of this press release that may affect the accuracy of any forward-looking statement, except as required by law.